SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                         AERO SYSTEMS ENGINEERING, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Items 22(a)(2) of Schedule A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:



                         AERO SYSTEMS ENGINEERING, INC.
                             A MINNESOTA CORPORATION
                            358 EAST FILLMORE AVENUE
                            ST. PAUL, MINNESOTA 55107
                     ---------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        MAY 8, 1996, AT 2:00 O'CLOCK P.M.
                     ---------------------------------------

TO AERO SYSTEMS ENGINEERING, INC. SHAREHOLDERS:

The annual meeting of the shareholders of Aero Systems Engineering, Inc. (the "Company"), will be held on May 8, 1996 at 2:00 o'clock p.m., C.D.T., in the Cafeteria at the Company's headquarters at 358 East Fillmore Avenue, St. Paul, Minnesota 55107, for the following purposes:

     1. To consider and act upon the Board of Directors' recommendation to fix the number of directors of the Company at five.

     2.   To elect a Board of Directors.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

The stock transfer books of the Company will not be closed. In lieu thereof, and in accordance with the Bylaws, the Board of Directors has set the close of business on April 15, 1996 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting or any adjournments thereof.

Your attention is respectfully directed to the attached Proxy Statement and the Proxy. IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN THE ATTACHED PROXY AND DATE, SIGN AND MAIL IT AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE.

                                             By order of the Board of Directors


                                             /s/ Charles L. Rooks
                                             Charles L. Rooks
                                             Secretary



                         AERO SYSTEMS ENGINEERING, INC.
                             A MINNESOTA CORPORATION
                            358 EAST FILLMORE AVENUE
                            ST. PAUL, MINNESOTA 55107
                                  612-227-7515

                      ------------------------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 8, 1996
                      ------------------------------------

                                     GENERAL

This Proxy Statement is submitted in support of the solicitation of the attached proxy by the Board of Directors of Aero Systems Engineering, Inc., a Minnesota corporation ("Company"), for the annual meeting of the shareholders of the Company (the "Annual Meeting") to be held on May 8, 1996 at 2:00 o'clock p.m. in the Cafeteria at the Company's headquarters, 358 East Fillmore Avenue, St. Paul, Minnesota 55107, and at any adjournments thereof. The cost of solicitation will be borne by the Company. This Proxy Statement and the accompanying Proxy and Notice of Annual Meeting of Shareholders is intended by the Company to be mailed to its shareholders on or about April 16, 1996. The Company may reimburse brokerage firms, banks, and other custodians, nominees, and fiduciaries for expenses reasonably incurred in forwarding solicitation materials to beneficial owners of shares.

The Annual Meeting is being held for the purposes of fixing the number of and electing the Company's Board of Directors and to transact such other business as may properly come before the meeting or any adjournments thereof.

The annual report of the Company for the year ended December 31, 1995, including financial statements, is being mailed to shareholders simultaneously herewith, but the annual report is not to be considered part of the proxy soliciting materials.

Only holders of shares of the Company's $.20 per share par value common stock ("Common Stock") recorded at the close of business on April 15, 1996, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. The securities of the Company outstanding as of April 15, 1996, and which are entitled to vote at the Annual Meeting, consist of 2,551,717 shares of Common Stock, each share being entitled to one vote. Shareholders do not have the right to cumulate votes for the election of directors.

The enclosed Board of Directors' proxy, when properly signed and returned to the Company, will be voted at the Annual Meeting as directed therein. Proxies in which no direction is given with respect to the various matters of business to be transacted at the meeting will be voted to set the number of the Board of Directors at five, in favor of the nominees for directors proposed by the Board of Directors, and, as to any other matters that may properly come before the meeting, in the best judgment of the proxy holders named in the enclosed proxy.

The enclosed proxy may be revoked at any time prior to its exercise at the meeting by the execution and exercise of a proxy bearing a later date and notification in writing given to the Secretary of the Company prior to the meeting. The authority of the proxy holders named in the enclosed proxy will be suspended if the shareholder executing the proxy is present at the meeting and elects to vote in person.

The Company may have one or more of its officers or employees communicate by telephone, facsimile, or mail with some of the shareholders who may have omitted to return proxies.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of March 15, 1996 by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, by each director and by each nominee director, and by all executive officers and directors as a group. If the name of a director or nominee director is not shown, he beneficially owns no Common Stock. Except as disclosed in the footnotes to the following table, none of the shareholders listed below beneficially owns common stock of the Company's parent(s) or subsidiaries other than through their ownership of the Company's Common Stock.

Name and Address                Amount and Nature of
of Beneficial Owner            Beneficial Ownership (1)     Percent of Class (2)

Celsius Inc.                            2,041,782                   80.0%
1800 Diagonal Road
Suite 280
Alexandria, VA 22314

A. L. Maxson                               62,000                    2.4%
5848 Long Brake Trail
Edina, MN 55438

Roland P. Dilda                            20,000                       *
358 East Fillmore Avenue
Saint Paul, MN 55107

Robert A. Davis                             3,100                       *
10 Airways Blvd
Nashville, TN 37217

All executive officers
and directors
as a group (9 persons)                     96,400                    3.8%


- -------------------------

*  Less than 1%.

(1) Each person or group who has sole voting and investment power with respect to, and directly owns, all outstanding shares.

(2) The percentage calculation is based on 2,551,717 shares outstanding at March 15, 1996.

                              ELECTION OF DIRECTORS

The Bylaws of the Company provide that the number of directors may be set by the shareholders (subject to the right of the Board of Directors to increase or decrease the number of directors as otherwise permitted by law). At the most recent Annual Meeting of the Company's shareholders held on May 8, 1995, the shareholders fixed the number of the Company's Board of Directors at five and elected five directors (Christer Persson, Lennart Hednert, Roland P. Dilda, Robert A. Davis and A.L. Maxson).

It is the recommendation of the Company's Board of Directors that the number of directors be set at five and that the five nominees named below be elected as directors, to serve as directors until the next Annual Meeting of the shareholders and until their successors shall be duly elected and qualified as directors.

Unless otherwise directed, the proxies solicited by the Board of Directors will be voted in favor of electing five directors at the Annual Meeting and will be voted in favor of such nominees. However, in the event of the inability or unwillingness of one or more of these nominees to serve as a director at the time of the Annual Meeting on May 8, 1996 or any adjournments thereof, the shares represented by the proxies will be voted in favor of the remainder of such nominees and may also (in the discretion of the holders of said proxies) be voted for other nominees not named herein, in lieu of those unable or unwilling to serve. As of the date hereof, the Board of Directors knows of no nominee who is unwilling or unable to serve.

The affirmative vote of a majority of the shares of Common Stock of the Company represented at the Annual Meeting at which a quorum is present either in person or by proxy is required to fix the number of directors at five and to elect each director. A quorum consists of a majority of the shares entitled to vote at the Annual Meeting.

INFORMATION ABOUT NOMINEES FOR ELECTION AS DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

All of the nominees of the Board of Directors are presently serving as directors of the Company. The names and ages of all five nominees are as follows:

            Names of Nominees         Ages            Director Since

            Christer Persson          47              September 1993
            Lennart Hednert           55              June 1990
            Roland P. Dilda           53              January 1994
            Robert A. Davis           52              May 1991
            A. L. Maxson              60              May 1986

Christer Persson has been the President and Chief Executive Officer of Celsius Inc., a wholly-owned subsidiary of Celsius Invest AB, which is a subsidiary of Celsius AB, a Swedish holding company, since July 1993. From January 1991 until June 1993, he was the President and Owner of CHP Management and Business Consult AB, a management consultant company specializing in strategic development and corporate restructuring. Prior to January 1991, Mr. Persson was an Executive Vice President of Gotaverken Energy AB for more than five years. Gotaverken Energy AB designs and manufactures power plants and recovery units for the pulp and paper industry worldwide.

Lennart Hednert has been President of Celsius Invest AB, a wholly-owned subsidiary of Celsius AB, since June 1991. Prior to June 1991, he was the Vice President, Corporate Development, for Celsius Invest AB and held that position for more than five years.

Roland P. Dilda has been the President and Chief Executive Officer of the Company since January 1994. Prior to joining the Company, Mr. Dilda was employed for 29 years with the Pratt & Whitney Group of United Technologies Corporation. From January 1991 until April 1993, he was the President and Chief Executive Officer of International Aero Engines (IAE), a collaboration of engine manufacturers responsible for the design, manufacture, certification, sale, and support of the V2500 engine family. From August 1988 to December 1990, Mr. Dilda was a Vice President, Strategic Planning and Marketing Support, for Pratt & Whitney.

Robert A. Davis has been President and Chief Executive Officer of FFV Aerotech, Inc., a wholly-owned subsidiary of Celsius Inc., since January 4, 1994 and a Director of the Company since April 1, 1991. From April 1, 1991 until January 4, 1994, he was the President and Chief Executive Officer of the Company. Prior to joining the Company, Mr. Davis was employed for 21 years with General Electric Co. ("GE"). From January 1990 until March 1991, he was the Service General Manager of the GE Aircraft Engine Maintenance Center in Arkansas City, Kansas.

A. L. Maxson has been the Executive Vice President -- Finance and Chief Financial Officer and Director of Great Lakes Aviation, Ltd. since December 1993. Mr. Maxson was a financial consultant from March 1991 until December 1993. From August 1986 until March 1991, he was Vice President, Financial Planning, for Northwest Airlines, Inc.

Except for A.L. Maxson, no other nominee for the Board of Directors is a director of another company (that is, other than the Company) with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to Section 15(d) of that Act. None of the director nominees is a director of a company registered as an investment company under the Investment Company Act of 1940.

Laurence Grimard, who is 54 years old, has been the Vice President of Operations of the Company since May 1992. From November 1989 until May 1992, he was the Vice President of Marketing for the Company. From November 1988 to November 1989, he was the Vice President of Business Development for the Company.

Donald Kamis, who is 53 years old, has been the Vice President of Wind Tunnel Programs for the Company since June 1995. From September 1992 until June 1995, he was the Vice President of Engineering for the Company. Prior to September 1992, Mr. Kamis was the Vice President of Engineering for FluiDyne Engineering Corporation and held that position for more than five years.

Grant A. Radinzel, who is 40 years old, has been Vice President of Engineering of the Company since June 1995. From 1985 until June 1995, Mr. Radinzel held various engineering management and project management positions with the Company since.

Charles L. Rooks, who is 42 years old, has been the Chief Financial Officer, Treasurer and Secretary of the Company since March 1995. From 1992 until March 1995, Mr. Rooks was a management consultant with GlobaLinx in Tokyo, Japan. For more than twelve years prior to 1992, Mr. Rooks held various financial positions with General Dynamics at the Fort Worth, Texas division.

INFORMATION CONCERNING BOARD OF DIRECTORS

During the fiscal year ended December 31, 1995, the Board of Directors held four formal meetings. All of the nominees who were Directors of the Company attended all of the meetings held in 1995. Board members also met informally during the year to discuss various aspects of the business affairs of the Company.

The Board appointed an Audit Committee in 1991 consisting of A. L. Maxson and has annually reconfirmed the appointment of Mr. Maxson to this Committee. The duties of the Audit Committee are to establish and maintain direct contact with the Company's independent auditors to review the adequacy of the Company's accounting and financial reporting procedures, the adequacy and effectiveness of the Company's system of internal accounting controls, the scope and results of the annual audit, and any other matters relative to the audit of the Company's accounting and financial affairs that the Audit Committee or the independent auditors deem necessary or appropriate.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

The following table summarizes the compensation paid by the Company for services rendered in all capacities during each of the years ended December 31, 1993, 1994 and 1995 to the Company's Chief Executive Officers.

                           SUMMARY COMPENSATION TABLE


                                     Annual Compensation
                            -----------------------------------------
                                                         Other Annual       All Other
Name and Principal Position  Year    Salary      Bonus   Compensation     Compensation
Roland P. Dilda(1)           1993        --         --       --               --
President and                1994   $144,000   $   -0-      $11,769         $90,149(2)
Chief Executive Officer      1995    146,900    15,408       12,000           5,162(2)

Robert A. Davis(1)           1993   $157,500   $23,625       $12,000        $ 2,894(3)
Former President and Chief   1994      3,635       -0-          231             127(3)
Executive Officer            1995        -0-       -0-          -0-                -0-

- ----------------------------

(1) Roland P. Dilda replaced Mr. Davis as President and Chief Executive Officer of the Company on January 4, 1994.

(2) Consists of $855 and $902 of group life insurance premiums paid by the Company for Mr. Dilda in 1994 and 1995, respectively, $4,260 of contributions made in 1995 by the Company on behalf of Mr. Dilda under the Company's 401(k) profit-sharing plan, and $89,294 of relocation expenses paid by the Company for Mr. Dilda in 1994. See "Report of Board of Directors on Executive Compensation."

(3) Consists of $759, $78 and $0 of group life insurance premiums paid by the Company for Mr. Davis in 1993, 1994 and 1995, respectively, and $2,135, $49 and $0 of contributions made in 1993, 1994 and 1995, respectively, by the Company on behalf of Mr. Davis under the Company's 401(k) profit-sharing plan.

SUMMARY OF PLANS

GROUP LIFE INSURANCE

The Company provides group life insurance to all of its full-time employees. The amount of group life insurance on each full-time employee is equal to 150% of the employee's base salary, which excludes any bonus paid to an employee pursuant to any bonus plan adopted by the Company. To the extent that such insurance coverage exceeds $50,000 for any employee, such employee recognizes the cost of such excess insurance as taxable income. The group life insurance premiums paid on behalf of the individuals named in the Summary Compensation Table are included therein under the heading "Other Compensation."

401(k) PROFIT SHARING PLAN

The Company's ASE Retirement/Savings Plan ("Profit Sharing Plan") is a profit-sharing plan under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended ("Code"). Eligible employees may choose to reduce their salary or wages from the Company by not less than 1% nor more than 15% (subject to a maximum reduction of $8,996 per year) and have such amounts contributed to IDS Trust ("Trustee") pursuant to the terms of the Profit Sharing Plan. In 1994, contributions up to 3% of the employee's compensation were matched at a rate of 50% by the Company ("Matching Contributions"). As of January 1, 1995, contributions up to 6% of the employee's compensation are matched at a rate of 50% by the Company. In addition, the Company may, but is not obligated to, make additional contributions to the Profit Sharing Plan. Both the Matching Contributions and the additional discretionary contributions are limited to the Company's accumulated net profits (prior to any deduction of contributions to the Profit Sharing Plan and any federal, state or local income taxes). The maximum annual allocation to an employee's account (including earnings, losses and forfeitures) is the lesser of (i) 25% of their salary or wages, or (ii) $30,000. All contributions under the Profit Sharing Plan are invested (pursuant to several investment choices) by the Trustee.

Distributions of the vested portions of an employee's account balance will typically occur on the employee's retirement (age 65), death, or disability or after their tenth anniversary in the Profit Sharing Plan. Distributions will be made in the form of a lump sum, annuity or installment method of distribution, at the discretion of the employee. During the years ending December 31, 1993, 1994 and 1995, $271,762, $573,599 and $112,699, respectively, were distributed by the Profit Sharing Plan. A distribution of $69,897 was made to Robert A. Davis in 1994. In 1993, 1994 and 1995 no other distributions were made to any executive officer of the Company, including those named in the Summary Compensation Table. Benefit amounts credited during 1993, 1994 and 1995 pursuant to the Profit Sharing Plan for the individuals named in the Summary Compensation Table, the distribution or unconditional vesting of which are not subject to future events, are included in the Summary Compensation Table under the heading "All Other Compensation."

1987 EMPLOYEE INCENTIVE STOCK OPTION PLAN

The Company's Board of Directors adopted an employee incentive stock option plan effective September 9, 1987 ("1987 Stock Option Plan"), and the Company's shareholders approved the 1987 Stock Option Plan at the Annual Meeting of Shareholders on May 4, 1988. Pursuant to the 1987 Stock Option Plan, the Board of Directors of the Company is authorized to grant options (qualified under Section 422A of the Internal Revenue Code) to purchase up to 110,000 shares of Common Stock to the Company's employees (including employees who are also officers or directors). This number may be increased upon recommendation by the Company's Board of Directors and approval by the Company's shareholders. All employees of the Company or its subsidiaries are eligible to receive options under the 1987 Stock Option Plan. The 1987 Stock Option Plan terminates on September 9, 1997 unless terminated at an earlier date pursuant to its terms.

Under the 1987 Stock Option Plan, the Company's Board of Directors may grant options at an exercise price which is not less than the fair market value of the Common Stock at the time the option is granted. However, should an option be granted under the 1987 Stock Option Plan to an employee who, at the time of the grant of the option, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the exercise price must be equal to at least one hundred ten percent (110%) of the fair market of the Common Stock on the date of the grant of the option. The number of shares subject to options granted pursuant to the 1987 Stock Option Plan and the date such options are granted are determined in the sole discretion of the Board of Directors based upon no objective formula or measure. The 1987 Stock Option Plan contains restrictions on the transferability and the time of exercise of the options. The options issued under the 1987 Stock Option Plan terminate three years after issuance. From and after the date of the grant of an option under the 1987 Stock Option Plan, the option is exercisable to the extent of 33-1/3% of the total number of shares of Common Stock subject to the option; from and after the first anniversary date of the grant of the option, the option is exercisable to the extent of 66-2/3% of the total number of shares subject to the option; from and after the second anniversary date of the grant of the option, the option is exercisable to the extent of 100% of the total number of shares subject to the option. The shares of Common Stock purchasable under the 1987 Stock Option Plan are transferable only under limited circumstances. At December 31, 1995, no options were outstanding under the 1987 Stock Option Plan, and during the fiscal year ended December 31, 1995, no options were granted under the 1987 Stock Option Plan.

STOCK OPTION PLAN FOR DIRECTORS

The Company adopted a Stock Option Plan and Agreement effective September 9, 1987 ("Directors' Plan") under which the Chairman of the Company's Board of Directors is authorized to grant options to purchase shares of Common Stock only to members of the Board at an exercise price of $1.25 per share. The Chairman has sole authority, in his absolute discretion, to determine which of the members of the Board of Directors shall receive options under the Directors' Plan, the time when options shall be granted, and the number of shares to be optioned. However, the Chairman has no authority whatsoever in connection with the grant of options to the Chairman. The Company's President, or if the Chairman and the President are the same person, the Company's Secretary, has the sole authority, in his absolute discretion, with regard to all decisions relating to the grant of options under the Directors' Plan to the Chairman. The Directors' Plan provides that options to purchase up to 100,000 shares of Common Stock may be granted thereunder. This number may be increased upon recommendation by the Company's Board of Directors and approval by the Company's shareholders.

At December 31, 1995, no options to purchase shares of Common Stock were outstanding under the Directors' Plan, and in the fiscal year ending December 31, 1995, no options to purchase shares were granted under the Directors' Plan.

EMPLOYMENT AGREEMENTS

The Company entered into an Employment Agreement with Mr. Robert A. Davis dated April 1, 1992, which provided for an initial term of one year; the original term was automatically renewable for successive one-year periods unless the Agreement was terminated at an earlier date. The Agreement provided for a base salary of $157,000 for the year ended March 31, 1993, subject to adjustment for each year thereafter as determined by the Company's Board of Directors. The Agreement also provided for an annual incentive bonus to be determined based upon various specified criteria. See "Election of Directors--Report of Board of Directors on Executive Compensation." The Company also agreed under the Agreement to provide Mr. Davis with term life insurance equal to 2-1/2 times Mr. Davis' base salary. Mr. Davis was entitled to a severance payment and benefits if his employment was terminated by the Board for reasons other than "cause," consisting of a cash severance payment equal to one year's salary, a continuation of group medical and life insurance coverage, and a pro-rated bonus payment. The Employment Agreement was terminated on January 4, 1994 by mutual agreement of the Company and Mr. Davis.

The Company entered into an Employment Agreement with Mr. Roland P. Dilda dated December 10, 1993, which provides for an initial term of one year. The original term is automatically renewable for successive one-year terms unless the Agreement is terminated at an earlier date. The Agreement provides for a base salary for the year ended December 31, 1994 of $144,000. The base salary is to be adjusted annually on January 1 of each year. Salary increase adjustments of 2% and 4% were made effective January 1, 1995 and January 1, 1996, respectively. The Agreement also provides for an annual incentive bonus based on certain performance criteria set forth in the Agreement; these criteria may be adjusted from time to time by the Board in its sole discretion but upon consultation with Mr. Dilda. The maximum incentive bonus that may be paid with respect to any year cannot exceed 50% of the base salary paid during that year. Under the Agreement, Mr. Dilda receives a car allowance and is entitled to participate in any profit-sharing plan, life insurance, health insurance, dental insurance, disability insurance or any other fringe benefits which the Company may from time to time make available to its salaried or executive employees; however, the Company agreed under the Agreement to provide Mr. Dilda with term life insurance equal to 2-1/2 times his annual base salary. Under the Agreement, if Mr. Dilda's employment is terminated by the Board of Directors for reasons other than "cause" (as that term is defined in the Agreement), including, but not limited to, the termination of Mr. Dilda's employment as a result of the acquisition by a third party of a controlling ownership of the Company owned by Celsius Inc., Mr. Dilda is to receive a cash severance payment equal to one year of the base salary in effect at the time of his termination; a continuation of the group medical insurance coverage; and a pro-rated bonus.

The Company entered into an Employment Agreement with Mr. Laurence N. Grimard effective July 1, 1990. The Employment Agreement provides that the initial term of Mr. Grimard's employment is two years. Thereafter, either party may terminate the employment upon three months' prior notice. This Employment Agreement does not address compensation or benefits and provides that the duties of Mr.
Grimard shall be determined by the Company's President.

COMPENSATION OF DIRECTORS

During 1995, Mr. A.L. Maxson received an aggregate of $10,000 (plus reimbursement of out-of-pocket expenses in carrying out his responsibilities as a director) for serving on the Board of Directors of the Company and for serving on the Board's Audit Committee. The other members of the Board of Directors received in 1995 no compensation for serving as Directors but received reimbursement of out-of-pocket expenses incurred in carrying out their responsibilities as Directors of the Company.

REPORT OF BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

All of the members of the Board of Directors of the Company, with the exception of Mr. Roland P. Dilda, are not executive officers of the Company or its subsidiaries. All members of the Board, except Mr. A.L. Maxson, serve as directors or executive officers of companies the capital stock of which is owned by the Company's ultimate parent, Celsius AB, or subsidiaries of such parent. The Company's Board of Directors is responsible for ensuring that compensation for executives is consistent with the Company's compensation philosophy. The Board believes that the Company's executive compensation is reasonable given its financial performance and as compared to other similar companies in the industry.

The Board annually evaluates the performance and compensation of the Company's Chief Executive Officer ("CEO") and its other executive officers. The Board's deliberations regarding annual salaries and incentive bonuses are made without the presence of the CEO or any other affected executives. Annual base salaries for both the CEO and the other executive officers are established on the basis of a number of factors, including general performance of the Company and competitive norms. Although the Board takes into account corporate performance generally in determining annual base salaries, there is no specific formula relating corporate performance to annual salaries.

The Company's policy with respect to executive officer compensation includes the following beliefs:

     1. The Company believes that its compensation system should attract and retain experienced, highly qualified executive officers.

     2. The Company believes in pay for performance based on specific written goals and objectives and that executive compensation should have a substantial component of incentive compensation based on performance.

     3. The Company believes that its executive compensation level should be measured by comparison to similar companies as well as other factors, such as an individual's contributions and performance.

     4. The Company believes that the overall compensation level of the Company's executive officers should take into account the overall performance of the Company as compared to similar companies.

DETERMINATION OF COMPENSATION OF CHIEF EXECUTIVE OFFICER

The CEO's total annual compensation consist of two elements -- annual base salary and annual incentive bonus. Mr. Dilda's annual base salary for 1995 was determined in part by comparison to the annual salaries of chief executive officers of other companies of similar size and complexity of the Company. The annual incentive bonus component of Mr. Dilda's 1995 compensation was determined by establishing certain levels of financial performance of the Company as compared to the pre-determined annual budget and certain other factors. The factors and performance thresholds for 1995 were determined in the first quarter of that year by agreement between Mr. Dilda and Mr. Christer Persson, the Chairman of the Board. For the year ended December 31, 1995, 80% of Mr. Dilda's total available incentive bonus was based on the Company reaching certain levels of net income in 1995 as compared to the annual budget. The remaining 20% of Mr. Dilda's 1995 incentive bonus was determined in the Board's discretion after reviewing his overall performance. In 1995, Mr. Dilda received an annual incentive bonus of $15,408.

The Board believes that its current compensation philosophy and approach has served the Company's stockholders fairly, and it plans to continue the same compensation philosophy and approach for the foreseeable future.

By the Board of Directors:

Christer Persson, Chairman
Lennart Hednert, Vice Chairman
Robert A. Davis
A. L. Maxson
Roland P. Dilda

PERFORMANCE GRAPH

The following graph shows changes over the past five-year period in the value of $100 invested in: (1) the Company's Common Stock; (2) Nasdaq Stock Market; and
(3) a group of thirty-eight companies (including the Company) in the engineering services industry. The year-end values of each investment are based on share price appreciation plus any dividends paid in cash, with the dividends reinvested on the date they were paid. The calculations exclude trading commissions and taxes.

[GRAPHIC OMITTED]



FIVE-YEAR CUMULATIVE TOTAL RETURNS
VALUE OF $100 INVESTED ON DECEMBER 31, 1990


                1990  1991  1992  1993  1994  1995
Nasdaq           100   128   130   156   163   212
Industry Group   100   122   101    96    67    85
Aero Systems     100    60    40    50    27    37

CERTAIN TRANSACTIONS

Celsius AB guaranteed certain bank lines of credit granted to the Company by Skandinaviska Enskilda Banken ("SEB"). In addition, during 1995, Celsius AB and its affiliates provided customer assistance and consulting services to the Company. As consideration for such guarantees, customer assistance, and consulting services, the Company incurred and paid interest charges (or fees) to Celsius Inc. (a wholly-owned subsidiary of Celsius Invest AB, which is a subsidiary of Celsius AB, a Swedish holding company) in the amount of $205,000 during the year ending December 31, 1995. During 1995, the bank lines of credit to the Company from SEB were in the amount of $6,000,000. To secure the guarantees by Celsius AB of such lines of credit and to secure any other present or future obligations of the Company to Celsius AB, the Company has granted security interests to Celsius Inc. in substantially all of the Company's assets. The existence and continued availability of the bank lines of credit from SEB are dependent upon, among other things, the continued guarantees of Celsius AB, and there can be no assurance that such guarantees will continue indefinitely.

On February 15, 1994, the Company borrowed $4,000,000 from Celsius Inc. to be repaid over a five-year term. The loan bears interest at the annual rate of 6.7%. The proceeds from the loan were used to reduce the Company's short-term borrowings under its line of credit. Currently, $2,000,000 is classified as long-term debt with the remaining $800,000 classified as short-term debt. The loan is secured by a mortgage on the Company's facilities. Principal and interest is due in semi-annual installments that began August 15, 1994 and will extend through February 15, 1999.

                                 OTHER BUSINESS

All items of business intended by the management to be brought before the meeting are set forth in this Proxy Statement, and the management knows of no other business to be presented. If other matters of business not presently known to the Board of Directors shall be properly raised at the Annual Meeting, the person named as the proxies will vote on such matters in accordance with their best judgment.

                          FUTURE SHAREHOLDER PROPOSALS

Under the Securities Exchange Act of 1934, the shareholders of the Company have certain rights to have shareholder proposals included within the Proxy Statement of the Company for the Company's Annual Shareholders' Meeting in 1997. Any voting shareholder desiring to submit a proposal for consideration at the 1997 Annual Meeting should forward the proposal so that it will be received in the Company's principal executive offices no later than December 20, 1996. Proposals received by that date that are proper for consideration at the Annual Meeting and otherwise conform to the rules of the Securities and Exchange Commission will be included in the 1997 Proxy Statement. Due to the technical nature of the rights of shareholders and the Company in this area, a shareholder desiring to make a shareholder proposal should consider consulting his or her personal legal counsel with respect to such rights.

                                             By Order of the Board of Directors


                                             /s/ Charles L. Rooks
                                             Charles L. Rooks
Dated:  April 15, 1996                       Secretary


                         AERO SYSTEMS ENGINEERING, INC.
                             A MINNESOTA CORPORATION
                            358 EAST FILLMORE AVENUE
                            ST. PAUL, MINNESOTA 55107

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


Roland P. Dilda and A. L. Maxson, and each of them, are hereby appointed Proxies, each with the power to appoint his substitute, to represent and to vote, as designated below, all shares of common stock of Aero Systems Engineering, Inc. held of record by the undersigned on April 15, 1996 at the Annual Meeting of Shareholders to be held on May 8, 1996 or any adjournment thereof.

1.   PROPOSAL TO FIX NUMBER OF DIRECTORS AT FIVE:

   ___  FOR              ___  AGAINST               ___  ABSTAIN

2.   ELECTION OF DIRECTORS:

   ___  FOR all nominees listed below except as marked to the contrary below.

   ___  WITHHOLD AUTHORITY to vote for all nominees listed below.

        (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

Christer Persson, Lennart Hednert, A.L. Maxson, Roland P. Dilda, Robert A. Davis

In the event of the inability or unwillingness of one or more of these nominees to serve as a director at the time of the Annual Meeting on May 8, 1996 or of any adjournments thereof, the shares represented by the proxies will be voted in favor of the remainder of such nominees and may also, in the discretion of the holders of said proxies, be voted for other nominees not named herein, in lieu of those unable or unwilling to serve. As of the date hereof, the Board of Directors knows of no nominee who is unwilling or unable to serve.

          (continued, and to be signed and dated, on the reverse side)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting; management is not presently aware of any such matters to be presented for action at the meeting.

The undersigned hereby ratifies and confirms all that the proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies previously given to vote such shares.

This Proxy, when properly executed, shall be voted in the manner indicated by the undersigned stockholder, but if no direction is made, this Proxy will be voted in favor of fixing the number of Directors at five and for the directors named in the Proxy Statement.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, or in some other fiduciary capacity, please give full title as such.

DATED: ____________, 1996

If a corporation, please sign in full corporate name by president or other authorized officer(s). If a partnership, please sign in partnership name by authorized person(s).



Signature

Signature if held jointly

               (PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.)